UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2017

ALLIANCE RESOURCE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1564280
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-26823	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01Regulation FD Disclosure.

On April 3, 2017, Alliance Resource Partners, L.P. ("ARLP") announced that Alliance Resource Operating Partners, L.P. ("AROP"), a subsidiary of ARLP, and AROP’s wholly owned subsidiary, Alliance Resource Finance Corporation ("Finance Corp" and together with AROP, the "Issuers"), subject to market conditions, intend to offer $500 million in aggregate principal amount of senior unsecured notes due 2025 in a private placement to eligible purchasers (the “Notes Offering”).

In connection with the Notes Offering, ARLP disclosed certain information to prospective investors in a preliminary offering memorandum dated April 3, 2017 (the "Preliminary Offering Memorandum"). Pursuant to Regulation FD, ARLP is furnishing such information as Exhibit 99.1, including the Preliminary Financial Results for the Three Months Ended March 31, 2017 as disclosed in the Preliminary Offering Memorandum.

The information in Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K is being "furnished" and shall not be deemed to be "filed" by ARLP for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond ARLP's control. All statements, other than historical facts included in this Current Report on Form 8-K, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although ARLP believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

ITEM 8.01.    Other Information.

A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 8.01, including Exhibit 99.2, of this Current Report on Form 8-K is being "furnished" and shall not be deemed to be "filed" by ARLP for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
99.1	Additional information regarding ARLP and the Notes Offering
99.2	Press Release dated April 3, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Resource Partners, L.P.

By:	Alliance Resource Management GP, LLC,
its managing general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President and Chief Executive Officer

Date: April 3, 2017